UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 8, 2020

URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, $.001 Par Value	UONE	NASDAQ Capital Market
Class D Common Stock, $.001 Par Value	UONEK	NASDAQ Capital Market

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall be deemed incorporated by reference in our other filings under the Securities Act of 1933 and the Exchange Act.

ITEM 2.02.  Results of Operations and Financial Condition

On October 8, 2020, Urban One, Inc. (the “Company”) reiterated and/or updated the following information previously provided in Exhibit 99.2 to its Current Report on Form 8-K filed October 2, 2020.

Impact of Public Health Crisis

An epidemic or pandemic disease outbreak, such as the current COVID-19 outbreak, could cause, is currently causing and could continue to cause, significant disruption to our business operations. Measures taken by governmental authorities and private actors to limit the spread of this virus are interfering with the ability of the Company’s employees, suppliers, and customers to conduct their functions and business in a normal manner.  Further, the demand for advertising across our various segments/platforms is linked to the level of economic activity and employment in the United States. Specifically, our business is heavily dependent on the demand for advertising from consumer-focused companies. The recent and significant dislocation of consumer demand due to social distancing and government interventions (such as lockdowns or shelter in place policies) has caused, and could further cause, advertisers to reduce, postpone or eliminate their marketing spending generally, and on our platforms in particular. Continued or future social distancing, government interventions and/or recessions could have a material adverse effect on our business and financial condition. Moreover, continued or future declines or disruptions due to the COVID-19 outbreak, could adversely affect our business and financial performance. The COVID-19 outbreak has had an impact on certain of the Company’s revenue and alternative revenue sources. Most notably, a number of advertisers across significant advertising categories have reduced advertising spend due to the outbreak, particularly within our radio segment which derives substantial revenue from local advertisers, including in areas currently considered “hotspots” such as Texas, Ohio and Georgia, who have been particularly hard hit due to social distancing and government interventions. Further, the COVID-19 outbreak has caused the postponement of our 2020 Tom Joyner Foundation Fantastic Voyage cruise and impaired ticket sales of other tent pole special events, some of which we had to cancel. We do not carry business interruption insurance to compensate us for losses that may occur as a result of any of these interruptions and continued impacts from the COVID-19 outbreak. Outbreaks in the markets in which we operate could have material impacts on our liquidity, operations including potential impairment of assets, and our financial results.

We anticipate continued decreases in revenues due to the COVID-19 pandemic. As such we assessed our operations considering a variety of factors, including but not limited to, media industry financial reforecasts for 2020, expected operating results, estimated net cash flows from operations, future obligations and liquidity, capital expenditure commitments and projected debt covenant compliance. If the Company were unable to meet financial covenant under certain of our outstanding debt covenants, an event of default would occur and the Company’s debt would have to be classified as current, which the Company would be unable to repay if lenders were to call the debt.

To address the matter, the Company proactively implemented certain cost-cutting measures including furloughs, layoffs, salary reductions, other expense reduction (including eliminating travel and entertainment expenses), eliminating discretionary bonuses and merit raises, decreasing or deferring marketing spend, deferring programming/production costs, reducing special events costs, and implementing a hiring freeze on open positions. Further, out of an abundance of caution and to provide for further liquidity given the uncertainty around  the pandemic, the Company drew approximately $27.5 million on its ABL Facility (as defined below) on March 19, 2020. While management estimates that these expense reduction measures, as well as other certain other remedial actions that remain available in the event of sustained or further revenue decline, will be sufficient to provide the Company with adequate liquidity and capacity to maintain covenant compliance, given the unprecedented nature of the pandemic (including the breadth and duration of its economic impact on both business and consumer spending), the extent to which the pandemic impacts our results will depend on future developments, which are highly uncertain and cannot be predicted with complete accuracy.

Net Revenue and Adjusted EBITDA

The Company has four reportable segments: (i) radio broadcasting; (ii) Reach Media; (iii) digital; and (iv) cable television. The Company continues to see sequential improvements in advertising revenues for its radio business. On a same station basis, gross radio advertising revenue for the second quarter of 2020 was down approximately 56%, while gross radio advertising revenue was down approximately 40% and 37% for the months of July and August, respectively, and September is pacing down approximately 11%. Cable TV advertising revenues for the third quarter of 2020 are expected to be almost flat year-over-year, and overall third quarter cable TV revenues are expected to be down by low single-digits percent. The stability of the TV revenues, in conjunction with ongoing cost cutting, is expected to grow third quarter Adjusted EBITDA for the cable TV segment in the mid-to- high teens percentage. Reach Media and the digital segment have also performed relatively better than the radio stations, with digital revenues expected to be up mid-single digits percent for the third quarter of 2020, while also effecting significant cost cuts. In addition, income from the Company’s investment in the MGM National Harbor Casino, which reopened on June 29, 2020, has been strong despite the mandatory reduced occupancy limits. July gaming revenue was down approximately 14%, August was down approximately 4% and September was only down approximately 0.4%, each year over year. While consolidated net revenue is expected to be down in the high-teens percentage for the third quarter of 2020, Adjusted EBITDA is expected to be flat to up low single-digits percent year over year. The Company's preliminary estimated monthly revenue and expectations for third quarter revenue and Adjusted EBITDA have been prepared by and are the responsibility of management, reflect management’s estimates based solely upon information available to us as of the date of this filing and are not a comprehensive statement of the Company's financial or operating results. Actual results remain subject to the completion of the Company's normal quarter-end accounting processes and procedures.

Adjusted EBITDA consists of net (loss) income plus (1) depreciation and amortization, income taxes, interest expense, noncontrolling interests in income of subsidiaries, impairment of long-lived assets, stock-based compensation, (gain) loss on retirement of debt, gain on sale-leaseback, employment agreement, incentive plan award expenses and other compensation, contingent consideration from acquisition, severance-related costs, cost method investment income, less (2) other income and interest income. Adjusted EBITDA includes the results of all four of our operating segments (radio broadcasting, Reach Media, digital and cable television).

Distribution

On August 21, 2020, AT&T signed an agreement to make CLEO TV available on its DirecTV, AT&T TV and AT&T TV Now platforms by the end of the year, which will bring CLEO TV’s total distribution to approximately 32 million.

At-the-Market Offering

On August 18, 2020, the Company entered into an Open Market Sales Agreement with Jefferies LLC (“Jefferies”) under which the Company may offer and sell, from time to time at its sole discretion, (the “Current ATM Program”) shares of its Class A common stock, par value $0.001 per share (the “Class A Shares”) up to an aggregate offering price of $25,000,000. Jefferies is acting as sales agent for the Current ATM Program. In August 2020, the Company issued 2,859,276 of its Class A Shares at a volume weighted average price of $5.39 for $14.9 million of net proceeds after associated fees and expenses. While the Company still has Class A Shares available for issuance under the Current ATM Program, the Company may also enter into new ATM programs and issue additional common stock from time to time under those new programs.

Cash and Liquidity

As of October 7, 2020, the Company had $98.5 million of cash on hand and $887.7 million of debt outstanding (face value), including $27.5 million drawn under the Company’s asset-backed credit facility (the “ABL Facility”).

The Company anticipates it will be in compliance with all of its covenants under the 2017 Credit Facility and 2018 Credit Facility for the remainder of the year.

ITEM 8.01.  Other Events

On October 2, 2020, the Company issued a press release announcing the launch of an offer to eligible holders of its 7.375% Senior Secured Notes due 2022 (the “Existing Notes”) to exchange (the “Exchange Offer”) any and all of their Existing Notes for newly issued 8.75% Senior Secured Notes due 2022 (the “New Notes”). The New Notes will be secured (i) on a first priority basis by substantially all of the Company’s and certain subsidiary guarantors’ current and future property and assets other than certain property and assets securing the Company’s asset-backed revolving credit facility (such property and assets, “ABL Priority Collateral”) and (ii) on a second priority basis by the ABL Priority Collateral. Eligible holders who validly tender and do not validly withdraw their Existing Notes in the Exchange Offer prior to 5:00 p.m., New York City time, on October 16, 2020, unless extended (such time and date as it may be extended, the “Early Tender Date”) and that are accepted for exchange will receive $1,000 in principal amount of New Notes plus $10.00 in cash per $1,000 principal amount of Existing Notes. For any Existing Notes validly tendered after the Early Tender Date but before 11:59 p.m., New York City time, on October 30, 2020, unless extended (such time and date as it may be extended, the “Expiration Date”) and that are accepted for exchange, eligible holders will receive $1,000 in principal amount of New Notes plus $5.00 in cash per $1,000 principal amount of Existing Notes. The Early Tender Date and/or the Expiration Date may be extended at the sole discretion of the Company.

In conjunction with the Exchange Offer, the Company is soliciting consents (the “Consent Solicitation”) from holders of the Existing Notes (the “Consents”) to certain proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”), by and among the Company, the guarantors party thereto, Wilmington Trust National Association, as trustee and as collateral agent, to eliminate substantially all of the restrictive covenants and certain of the default provisions contained in the Existing Notes Indenture and to enter into a new intercreditor agreement among the Company, the trustee for the New Notes, the trustee for the Existing Notes, the collateral agent for the New Notes and the collateral agent for the Existing Notes (collectively, the “Proposed Amendments”).

The consummation of the Exchange Offer and Consent Solicitation is subject to customary conditions, including the receipt of Consents from at least 90% of the eligible holders and the satisfaction or waiver of other conditions set forth in the offering memorandum and consent solicitation statement prepared by the Company in connection with the Exchange Offer and Consent Solicitation.

The information set forth in this Item 8.01 is for informational purposes only and is not an offer to sell or exchange, or a solicitation of an offer to purchase, exchange or sell any securities, or a solicitation of consents with respect to any securities, nor is the Exchange Offer being made in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities, blue sky or other laws of any such jurisdiction.

Forward- Looking Statements

Forward-looking statements in this Form 8-K regarding the Exchange Offer and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the extent of the impact of the COVID-19 global pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including changes in unemployment rate; the impact of political protests and curfews imposed by state and local governments; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN ONE, INC.

Date: October 8, 2020              /s/ Peter D. Thompson
Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer